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EXHIBIT 32.1
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                   CERTIFICATIONS PURSUANT TO 18 USC SS.1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Composite Technology Corporation (Company) on Form 10-QSB/A (Report) for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof. I, Benton H Wilcoxon, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benton H Wilcoxon
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Benton H Wilcoxon
Chief Executive Officer

Dated: February 3, 2004
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In connection with the Quarterly Report of Composite Technology Corporation
(Company) on Form 10-QSB/A (Report) for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof. I, Benton H Wilcoxon, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Benton H Wilcoxon
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Benton H Wilcoxon
Chief Financial Officer

Dated: February 3, 2004
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